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                                                                   EXHIBIT 4.1

                            [FRONT OF CERTIFICATE]

                 SEE RESTRICTIONS ON TRANSFER ON REVERSE SIDE.

NUMBER                                                                  SHARES
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                          DFI/AERONOMICS INCORPORATED
          43,000,000 Shares of Class A Voting Common Stock Authorized
                          $0.0001 Par Value Per Share

     This Certifies That                  [Specimen]                 is the
                         -------------------------------------------
registered holder of ________________________________________________ Shares of
the Class A Voting Common Stock of DFI/AERONOMICS INCORPORATED which are fully paid and non-assessable and which are transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____ day of __________, A.D. 19___.

______________________________              _______________________________
President                                   Secretary

                             [BACK OF CERTIFICATE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT  -     Custodian
                                                              -----------------
TEN ENT - as tenants by the entireties                        (Cust)     (Minor)
JT TEN  - as joint tenants with                               under the Uniform
          the right of survivorship                           Gifts to Minors
          and not as tenants in common                        Act _____________
                                                                     (State)

    Additional abbreviations may also be used through not in the above list.

  For value received, ________________________________________ hereby sell, assign and transfer unto ____________ [PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]
________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Corporation with the full power of substitution in the premises.

Dated________________                 __________________________________________

      In presence of
_________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.